UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 22, 2013

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, 12th Floor, Stamford CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 504-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 27, 2013, Revolution Lighting Technologies, Inc., a Delaware corporation (“RVLT”), filed a Current Report on Form 8-K (the “Form 8-K”) to report the closing of its acquisition (the “Merger”) of Relume Technologies, Inc., a Michigan corporation (“Relume”), pursuant to the terms of the Agreement and Plan of Merger, dated as of August 9, 2013 (the “Merger Agreement”), by and among Revolution, Relume Acquisition Company, Inc., a wholly-owned subsidiary of Revolution (“Merger Sub”), Relume and Beringea Invest Michigan, LLC as noteholder representative, and the noteholders named therein. The Merger closed and became effective on August 22, 2013. This amendment is being filed to amend and supplement Item 9.01 to include the historical consolidated financial statements of Relume required pursuant to Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed consolidated financial information for the combined companies required pursuant to Rule 8-05 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of Relume and its subsidiaries are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited consolidated balance sheets as of December 31, 2011 and 2012, and audited consolidated statements of operations, stockholders deficit and cash flows for the years ended December 31, 2011 and 2012, with an independent auditor’s report by UHY LLP; and

(2) unaudited consolidated balance sheets as of June 30, 2013 and December 31, 2012, unaudited consolidated statements of operations for the three and six months ended June 30, 2013 and 2012, unaudited consolidated statements of stockholders’ deficit and cash flows for the six months ended June 30, 2013 and June 30, 2012, in each case prepared in accordance with accounting principles generally accepted in the United States of America as they apply to interim financial statements.

(b) Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of RVLT as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012 is attached hereto as Exhibit 99.3 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated historical pro forma effect of RVLT’s acquisitions of Relume and Seesmart Technologies Inc on the financial position and results of operations of RVLT as of the dates and periods and is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made by RVLT to the operations of the combined companies, including synergies and cost savings and does not include expected charges directly related to the Merger. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative the results that might have been achieved had the transactions occurred on the dates indicated or of RVLT’s future results of operations or financial position. In this regard, RVLT expects that Relume’s position in LED outdoor lighting applications will complement RLVT’s current LED product portfolio (primarily focused on indoor applications) enabling RVLT to reach new markets and offer Relume’s products and services to RVLT’s existing customers. Consequently, the combination of Relume’s LED lighting applications with RVLT’s existing Lumficient and Seesmart brands is expected to help drive new market penetration and contribute to accelerating revenue and profitable growth. The effect of the aforementioned has not been reflected in the pro forma financial statements.

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 9, 2013, by and among Revolution Lighting Technologies, Inc., Relume Acquisition Company, Inc., Relume Technologies, Inc. and Beringea Invest Michigan, LLC as noteholder representative and the noteholders therein (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 15, 2013).

23.1	Independent Auditor’s Consent.

99.1	Consolidated financial statements of Relume Technologies, Inc. as of December 31, 2011 and 2012, and for the years ended December 31, 2011 and 2012.

99.2	Unaudited consolidated financial statements of Relume Technologies, Inc. as of June 30, 2013 and December 31, 2012 and the three and six months ended June 30, 2012 and 2013.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2013	REVOLUTION LIGHTING TECHNOLOGIES, INC.

/s/ Charles Schafer
	Name:	Charles Schafer

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 9, 2013, by and among Revolution Lighting Technologies, Inc., Relume Acquisition Company, Inc., Relume Technologies, Inc. and Beringea Invest Michigan, LLC as noteholder representative and the noteholders therein (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 15, 2013).

23.1	Independent Auditor’s Consent.

99.1	Consolidated financial statements of Relume Technologies, Inc. as of December 31, 2011 and 2012, and for the years ended December 31, 2011 and 2012.

99.2	Unaudited consolidated financial statements of Relume Technologies, Inc. as of June 30, 2013 and December 31, 2012 and the three and six months ended June 30, 2012 and 2013.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

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